                                                                   Exhibit 10.22


                              AMENDED AND RESTATED

                            DIGITALNET HOLDINGS, INC.

                            2003 STOCK INCENTIVE PLAN

                           (As Adopted March 28, 2003)


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                              AMENDED AND RESTATED

                            DIGITALNET HOLDINGS, INC.

                            2003 STOCK INCENTIVE PLAN

                                Table of Contents

                                                                                 Page
                                                                                 ----
1.   Purpose.                                                                       1

2.   Definitions.                                                                   1

3.   Administration.                                                                8

4.   Stock Subject to the Plan; Grant Limitations.                                 10

5.   Option Grants for Eligible Individuals.                                       11

6.   Option Grants for Nonemployee Directors.                                      13

7.   Terms and Conditions Applicable to All Options.                               14

8.   Stock Appreciation Rights.                                                    17

9.   Dividend Equivalent Rights.                                                   20

10.    Restricted Stock.                                                          20

11.    Performance Awards.                                                        22

12.    Other Share Based Awards.                                                  29

13.    Effect of a Termination of Employment or Service.                          29

14.    Adjustment Upon Changes in Capitalization.                                 30

15.    Effect of Certain Transactions.                                            30

16.    Interpretation.                                                            31

17.    Termination and Amendment of the Plan/Modification of Options and Awards.  31

18.    Non-Exclusivity of the Plan.                                               32

19.    Limitation of Liability.                                                   32

20.    Regulations and Other Approvals; Governing Law.                            33

21.    Miscellaneous.                                                             34

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                              AMENDED AND RESTATED

                            DIGITALNET HOLDINGS, INC.

                            2003 STOCK INCENTIVE PLAN


     1.   PURPOSE.

          The purpose of this Plan is to strengthen DigitalNet Holdings, Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Units and Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

     2.   DEFINITIONS.

          For purposes of the Plan:

          "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

          "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

          "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

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          "Award" means a grant of Restricted Stock, Phantom Stock, a Stock
Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

          "Board" means the Board of Directors of the Company.

          "Cause" means:

               (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

               (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          "Change in Control" means the occurrence of any of the following:

               (a) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange
Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred pursuant to this subsection (a), Shares or Voting Securities which are acquired in

                                        2
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a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

               (b) the individuals who, as of the date of adoption of this Plan are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger which results in a Parent corporation, the board of directors of the ultimate Parent Corporation (as defined in paragraph (c)(i)(A) below); PROVIDED, HOWEVER, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle a Proxy Contest; or

               (c)  the consummation of:

                    (i) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued ( a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                         (A)  the stockholders of the Company, immediately
before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and,

                         (B)  the individuals who were members of the Incumbent
Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there are no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation; and

                                        3
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                         (C)  no Person other than (1) the Company, (2) any
Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there are one or more Parent Corporations, the ultimate Parent Corporation.

                   (ii)  a complete liquidation or dissolution of the Company;
or

                   (iii) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          If an Eligible Individual's (A) employment is terminated by the Company without Cause, or (B) service as a Director is terminated by the Company for any reason, prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (X) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (Y) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

          "Code" means the Internal Revenue Code of 1986, as amended.

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          "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

          "Company" means DigitalNet Holdings, Inc.

          "Director" means a director of the Company.

          "Disability" means:

               (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

               (b) the term "Disability" as used in the Company's long-term disability plan, if any; or

               (c) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

          "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary or Affiliate.

          "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, (c) any consultant or advisor of the Company or a Subsidiary, or (d) before the consummation of the Company's Initial Public Offering, an Eligible Director.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the high and low sales prices of the Shares on such date on the Nasdaq Stock Market or other market on which such prices are regularly quoted or reported, or, if there have been no quoted or reported sales prices with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith and in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          "Formula Option" means an Option granted pursuant to Section 6.

          "Grantee" means a person to whom an Award has been granted under the Plan.

          "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

          "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

          "Optionee" means a person to whom an Option has been granted under the Plan.

          "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          "Performance Awards" means Performance Units, Performance Shares, Performance Based Restricted Stock or any or all of them.

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          "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          "Performance-Based Restricted Stock" means Shares of Restricted Stock issued or transferred to an Eligible Individual under Section 11.

          "Performance Cycle" means a time period of not less than one (1) and not more than five (5) years as specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

          "Performance Objectives" has the meaning set forth in Section 11.

          "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

          "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

          "Phantom Stock" means a right granted to an Eligible Individual under
Section 12 representing a number of hypothetical Shares.

          "Plan" means the Amended and Restated DigitalNet Holdings, Inc. 2003 Stock Incentive Plan, as amended and restated from time to time.

          "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

          "Share Award" means an Award of Shares granted pursuant to Section 12.

          "Shares" means the common stock, par value $0.001 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

          "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

          "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment or service for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

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          "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          "Transition Period" means the period beginning with an Initial Public Offering and ending as of the earlier of (i) the date of the first annual meeting of shareholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Initial Public Offering occurs or (ii) the expiration of the "reliance period" under Treasury Regulation Section 1.162-27(f)(2).

     3.   ADMINISTRATION.

          3.1. The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; PROVIDED, HOWEVER, that from and after the date of an Initial Public Offering
(A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Nonemployee Director and (B) following the Transition Period, to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons. Notwithstanding the foregoing,

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the Committee may, in its sole discretion, permit the Chief Executive Officer of the Company to exercise the authority granted to the Committee pursuant to Paragraphs 3.3(a) and (b) of the Plan with respect to other Eligible Individuals (other than Eligible Individuals subject to Section 16 of the Exchange Act or receiving compensation subject to Section 162(m) of the Code), subject to such limitations as imposed by the Committee in its discretion (and subject to compliance with Section 157(c) of the Delaware General Corporation Law, as amended from time to time).

          3.2. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.3. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

               (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

               (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this

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power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

               (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   STOCK SUBJECT TO THE PLAN; GRANT LIMITATIONS.

          4.1. The maximum aggregate number of Shares that may be issued under this Plan is 2,987,328 (subject to any decrease or increase pursuant to Sections 4.2, 4.3 and 14); PROVIDED, HOWEVER, that no more than ten percent (10%) of such maximum number of Shares shall be issued under the Plan with respect to awards other than Options and Stock Appreciation Rights granted in connection with an Option. The number of Shares available for issuance under the Plan shall automatically increase on the first trading day of January (an "Annual Increase") each calendar year during the term of the Plan, beginning with calendar year 2004, by an amount equal to two percent (2%) of the total number of shares outstanding (including all outstanding classes of common stock) on the last trading day in December of the immediately preceding calendar year, provided, that no Annual Increase shall cause the total number of shares available for issuance under the Plan (including Shares issued pursuant to previous Awards and Shares subject to outstanding Awards) to exceed 10% of the total number of shares of the Company's outstanding common stock (including all outstanding classes of common stock) on the last trading day in December of the immediately preceeding calendar year. Following the Transition Period, the maximum number of Shares that may be the subject of Options and Awards granted to an Eligible Individual (other than the Chief Executive Officer of the Company or a new hire in respect of an inducement award) in any calendar year period may not exceed 100,000 Shares. Following the Transition Period, the maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual (other than the Chief Executive Officer of the Company or a new hire in respect of an inducement award) may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,000,000. Following the Transition Period, with respect to the Chief Executive Officer of the Company or an inducement award to an Eligible Individual that is a new hire, (i) the maximum number of Shares that may be the subject of Options and Awards in any calendar year period may not exceed 100,000 Shares, and (ii) the maximum dollar amount of cash or the Fair Market Value of Shares that may be received in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's

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treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2. Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

               (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars or other Awards payable in cash), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; PROVIDED, HOWEVER, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

               (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3. Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled , settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5.   OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

          5.1. AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

          5.2. EXERCISE PRICE. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement.

          5.3. MAXIMUM DURATION. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not

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be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; PROVIDED, HOWEVER, that unless the Committee provides otherwise an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4. VESTING. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          5.5. DEFERRED DELIVERY OF OPTION SHARES. The Committee may, in its discretion permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

          5.6. LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

     6.   OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

          6.1. GRANT. Formula Options shall be granted (i) to Eligible Directors who becomes a member of the Board after the Initial Public Offering upon election or appointment and (ii) to all Eligible Directors who are members of the Board as follows:

               (a) INITIAL GRANT. Each Eligible Director who becomes a Director after the Initial Public Offering shall, upon becoming a Director, be granted a Formula Option in respect of 160,000 Shares.

               (b) ANNUAL GRANT. Each Eligible Director shall be granted a Formula Option in respect of 80,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

          All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; PROVIDED, HOWEVER, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

          6.2. PURCHASE PRICE. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

          6.3. VESTING. Subject to Sections 6.4 and 7.4, each Formula Option shall become fully vested and exercisable with respect to 25% of the Shares subject thereto on the date of grant, with the remainder vesting ratably over the thirty-six (36) months following the date of grant; PROVIDED, HOWEVER, that the Optionee continues to serve as a Director as of such date; PROVIDED, FURTHER, HOWEVER, that if a Director dies prior to such date and while a Director, the Formula Option shall become fully vested and exercisable with respect to 100% of the Shares that otherwise would have vested on that date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Formula Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Formula Option which remains unvested.

          6.4. DURATION. Subject to Section 7.4, each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

               (a) If an Optionee's service as a Director terminates for any reason other than death, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

               (b) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; PROVIDED, HOWEVER, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

               (c) The Formula Option (or portion thereof), to the extent not yet vested and exercisable as of the date the Director's service as a Director terminates for any reason shall terminate immediately upon such date.

     7.   TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

          7.1. NON-TRANSFERABILITY. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to (i) family members of the Optionee ("family member"), (ii) a trust in which the family members have more than fifty percent (50%) of the beneficial interest, (iii) a foundation in which family members or the Optionee controls the management of the assets, and (iv) any other entity in which family members or the Optionee own more than fifty percent (50%) of the voting interests. For purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, or any person sharing the Optionee's household (other than a tenant or employee). The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          7.2. METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; PROVIDED, HOWEVER, that Options may not be exercised by an Optionee for six months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; PROVIDED, HOWEVER, that the Committee may determine in the case of options that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. Notwithstanding anything in this Plan to the contrary, an Option may be exercised in accordance with the arrangements and procedures provided in this Section 7.2 only to the extent such arrangements or procedures comply with
Section 13(k) of the Exchange Act and other applicable laws, rules and regulations.

          7.3. RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4. EFFECT OF CHANGE IN CONTROL. Notwithstanding anything to the contrary in Sections 5 or 6, in the event of a Change in Control, the Plan and all Options shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement, including the terms of any employment agreement between an Optionee and the Company or any Subsidiary, or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

               (a) For the payment in cash upon the surrender to the Company for cancellation within such time period as determined by the Committee any Option or portion of an Option to the extent vested and not yet exercised in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Option or portion thereof surrendered; provided, that, in the event of a Change of Control in which cash consideration is paid in exchange for the surrender of Shares, should the Fair Market Value or Adjusted Fair Market Value of the Shares subject to the Option not exceed the aggregate exercise price for such Shares under the Option or portion thereof surrendered pursuant to this Section 7.4(a), then the Committee may cancel such Option and not pay any consideration to the holder of such Option.

               (b) For the replacement of the Options with other rights or property as determined by the Committee in its sole discretion.

               (c) For the accelerated vesting and immediate exercisability of all or a portion of the Options.

               (d) For the assumption of the Options by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such Options of new options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

               (e) For adjustments in the terms and conditions of outstanding Options, including the extension of the term during which the Option may be exercised provided such extension is no longer than the stated term of the Option, and/or adjustments in the number and type of Shares or other securities or property subject to such Options.

          Any action pursuant to this Section 7.4 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. The treatment of any Option as provided in this Section 7.4 shall be conclusively presumed to be appropriate for purposes of Section 14.

     8.   STOCK APPRECIATION RIGHTS.

          The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

          8.1. TIME OF GRANT. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

          8.2. STOCK APPRECIATION RIGHT RELATED TO AN OPTION.

               (a) EXERCISE. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement.

               (b) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               (c) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          8.3. STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; PROVIDED, HOWEVER, that the Committee may provide that Stock Appreciation right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee's death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          8.4. NON-TRANSFERABILITY. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

          8.5. METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          8.6. FORM OF PAYMENT. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          8.7. EFFECT OF CHANGE IN CONTROL. Notwithstanding anything to the contrary in this Section 8, in the event of a Change in Control, the Plan and all Stock Appreciation Rights shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement, including the terms of any employment agreement between a Grantee and the Company or any Subsidiary, or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

               (a) With respect to a Stock Appreciation Right unrelated to an Option, for the payment in cash upon the surrender to the Company for cancellation within such time period as determined by the Committee any Stock Appreciation Right or portion of a Stock Appreciation Right to the extent vested and not yet exercised in an amount equal to the excess, if any, of (a) the greater of (i) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof surrendered and (ii) the Adjusted Fair Market Value, on the date preceding the date of surrender, of the Shares over (b) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered.

               (b) For the replacement of the Stock Appreciation Rights with other rights or property as determined by the Committee in its sole discretion.

               (c) For the accelerated vesting and immediate exercisability of all or a portion of the Stock Appreciation Rights.

               (d) For the assumption of the Stock Appreciation Rights by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such Stock Appreciation Rights of new stock appreciation rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

               (e) For adjustments in the terms and conditions of outstanding Stock Appreciation Rights, including the extension of the term during which the Stock Appreciation Right may be exercised provided such extension is no longer than the stated term of the Stock Appreciation Right, and/or adjustments in the number and type of Shares or other securities or property subject to such Stock Appreciation Rights.

          Any action pursuant to this Section 8.7 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. The treatment of any Stock Appreciation Right as provided in this Section 8.7 shall be conclusively presumed to be appropriate for purposes of Section 14.

     9.   DIVIDEND EQUIVALENT RIGHTS.

          Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award or as a separate Award. The terms and conditions (including, without limitation, terms and conditions relating to a Change in Control) applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     10.  RESTRICTED STOCK.

          10.1. GRANT. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

          10.2. RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          10.3. NON-TRANSFERABILITY. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

          10.4. LAPSE OF RESTRICTIONS.


                (a) GENERALLY. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                (b) EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in this Section 10 to the contrary, in the event of a Change in Control, the Plan and the Awards of Restricted Stock shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement, including the terms of any employment agreement between a Grantee and the Company or any Subsidiary, or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

                     (i) For the assumption of the shares of Restricted Stock by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such shares of Restricted Stock of new shares of restricted stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                     (ii) For the lapse of all restrictions upon all or a portion of the shares of Restricted Stock.

                     (iii) For adjustments in the terms and conditions of outstanding Awards of Restricted Stock.

          Any action pursuant to this Section 10.4 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. The treatment of any Award of Restricted Stock as provided in this Section 10.4 shall be conclusively presumed to be appropriate for purposes of Section 14.

          10.5. TREATMENT OF DIVIDENDS. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          10.6. DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Company may maintain the shares in book-entry form, PROVIDED HOWEVER, THAT if the Grantee so requests, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.  PERFORMANCE AWARDS.

          11.1. PERFORMANCE UNITS. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals who are key employees or directors of the Company or a Subsidiary or Affiliate, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.4(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or
(iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; PROVIDED, HOWEVER, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                (a) VESTING AND FORFEITURE. Subject to Sections 11.4(c) and 11.5, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                (b) PAYMENT OF AWARDS. Subject to Section 11.4(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.5, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; PROVIDED, HOWEVER, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

          11.2. PERFORMANCE SHARES. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals who are key employees or directors of the Company or a Subsidiary or Affiliate, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement shall specify the number of Performance Shares to which it relates, the Performance Objectives which must be satisfied in order for the Performance Shares to vest and restrictions thereon to lapse, and the Performance Cycle within which such Performance Objectives must be satisfied, and may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                (a) RIGHTS OF GRANTEE. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                (b) NON-TRANSFERABILITY. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.2(c) or 11.5, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                (c) LAPSE OF RESTRICTIONS. Subject to Sections 11.4(c) and 11.5 and to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                (d) TREATMENT OF DIVIDENDS. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                (e) DELIVERY OF SHARES. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Company shall maintain the Shares in book-entry form, PROVIDED, HOWEVER, THAT if the grantee so requests, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          11.3. PERFORMANCE-BASED RESTRICTED STOCK. The Committee, in its discretion, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals who are key employees or directors of the Company or a Subsidiary or Affiliate, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives which must be satisfied in order for the such Shares to vest and restrictions thereon to lapse, and the Performance Cycle within which such Performance Objectives must be satisfied, and may require that an appropriate legend be placed on Share certificates. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

                (a) RIGHTS OF GRANTEE. Shares of Performance-Based Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance-Based Restricted Stock, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                (b) NON-TRANSFERABILITY. Until any restrictions upon the Performance-Based Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.5, such Performance-Based Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall it be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance-Based Restricted Stock, if any, as it deems appropriate.

                (c) LAPSE OF RESTRICTIONS. Subject to Sections 11.4(c) and 11.5 and to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle, restrictions upon Performance-Based Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                (d) TREATMENT OF DIVIDENDS. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Performance-Based Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Performance-Based Restricted Stock (whether held in cash or as additional Shares of Performance-Based Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                (e) DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Company may maintain the Shares in book-entry form, PROVIDED HOWEVER, THAT if the Grantee so requests, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          11.4. PERFORMANCE OBJECTIVES.

                (a) ESTABLISHMENT. Performance Objectives for Performance Awards may be expressed in terms of (i) revenue, (ii) earnings per Share, (iii) net income per Share, (iv) Share price, (v) pre-tax profits, (vi) net earnings,
(vii) net income, (viii) operating income, (ix) cash flow, (x) earnings before interest, taxes, depreciation and amortization (EBITDA), (xi) sales, (xii) total stockholder return relative to assets, (xiii) total stockholder return relative to peers, (xiv) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xv) cost reduction targets,
(xvi) customer satisfaction, (xvii) customer growth, (xviii) employee satisfaction, (xviv) gross margin, (xx) revenue growth, (xxi) new contract win,
(xxii) per-days sales outstanding, or (xxiii) any combination of the foregoing, or (xxiv) prior to the end of the Transition Period, such other criteria as the Committee may determine. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

                (b) EFFECT OF CERTAIN EVENTS. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesign, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

                (c) DETERMINATION OF PERFORMANCE. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation. A Performance Award may be reduced at any time before payment or lapsing of restrictions.

          11.5. EFFECT OF CHANGE IN CONTROL. Notwithstanding anything in this
Section 11 to the contrary, in the event of a Change in Control, the Plan and Performance Awards shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide, either by the terms of the applicable Agreement, including the terms of any employment agreement between a Grantee and the Company or any Subsidiary, or by action taken prior to the occurrence of any such Change in Control, for any or all of the following alternatives (separately or in any combination):

                (a) For the assumption of the Performance Awards by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for such Performance Awards of new performance awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and units.

                (b) For the vesting of all or a portion of Performance Units as if all Performance Objectives had been satisfied at the level specified by the Committee in its sole discretion, and the payment within ten (10) business days after such Change in Control (i) in cash, (ii) Shares valued at their Fair Market Value as of the day preceding the payment or (iii) a combination thereof, as the Committee shall determine in its sole discretion.

                (c) For the vesting or all or a portion of the Performance Shares or Performance-Based Restricted Stock upon which the restrictions shall lapse on such Performance Shares or Performance-Based Restricted Stock as if all Performance Objectives had been satisfied at the level specified by the Committee in its sole discretion.

                (d) For adjustments in the terms and conditions of outstanding Performance Awards.

          Any action pursuant to this Section 11.5 shall be conditioned upon the consummation of the Change in Control and shall be effective only immediately before the consummation of the Change in Control. The treatment of any Performance Award as provided in this Section 11.5 shall be conclusively presumed to be appropriate for purposes of Section 14.

          11.6. NON-TRANSFERABILITY. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares and Performance-Based Restricted

Stock, as the case may be, such Performance Units, Performance Shares or Performance-Based Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

     12.  OTHER SHARE BASED AWARDS.

          12.1. SHARE AWARDS. The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

          12.2. PHANTOM STOCK AWARDS.

                (a) GRANT. The Committee may, in its discretion, grant shares of Phantom Stock to any Eligible Individuals. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

                (b) PAYMENT OF AWARDS. Upon the vesting of a Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. In lieu of a cash payment, the Committee may settle Phantom Stock Awards with Shares having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

     13.  EFFECT OF A TERMINATION OF EMPLOYMENT OR SERVICE.

          The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Formula Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

     14.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any calendar year, (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable, (v) the number and class of Shares or other securities in respect of which Formula Options are to be granted under Section 6 and (vi) the Performance Objectives.

                (b) Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

                (c) If, by reason of any such adjustment, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such adjustment.

     15.  EFFECT OF CERTAIN TRANSACTIONS.

          Subject to Sections 7.4, 8.7, 10.4(b) and 11.5 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 15 shall be conclusively presumed to be appropriate for purposes of Section 14.

     16.  INTERPRETATION.

          Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards that are intended to qualify as Performance-Based Compensation to increase the amount payable that would otherwise be due upon attainment of the applicable Performance Goal, or if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

     17.  TERMINATION AND AMENDMENT OF THE PLAN/MODIFICATION OF OPTIONS AND
AWARDS.

          17.1. PLAN AMENDMENT OR TERMINATION. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; PROVIDED, HOWEVER, that:

                (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

                (b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement; and

                (c) without the approval of the holders of the Company's stock entitled to vote, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the percentage of shares that may be issued with respect to Awards other than Options and Stock Appreciation Rights granted in connection with an Option (except by operation of Sections 4.1 and 4.2); (ii) change the definition of Eligible Individuals eligible to receive Options and Awards under this Plan;
(iii) decrease the option price of any Option to less than 100% of the Fair Market Value on the date of grant; (iv) reduce the option price of an outstanding Option, either by lowering the option price or by canceling an outstanding Option and granting a replacement Option with a lower exercise price, or (v) extend the maximum option duration under Section 5.3 of the Plan.

          17.2. MODIFICATION OF OPTIONS AND AWARDS. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

     18.  NON-EXCLUSIVITY OF THE PLAN.

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     19.  LIMITATION OF LIABILITY.

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

                (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     20.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

          20.1. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

          20.2. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          20.3. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          20.4. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          20.5. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such

Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

     21.  MISCELLANEOUS.

          21.1. MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

          21.2. WITHHOLDING OF TAXES.

                (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement at the time of grant, or at any time thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes only to the extent such withholding complies with
Section 13(k) of the Exchange Act and other applicable laws, rules and regulations.

                (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          21.3. EFFECTIVE DATE. The effective date of the original Plan is February 7, 2003. The effective date of the amended and restated Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the amended and restated Plan by the Board.

          21.4. DEFERRAL ELECTION. An Optionee or Grantee may elect, in the sole discretion of the Committee and consistent with any rules, procedures or regulations established by the Committee, to defer the delivery of the proceeds of any Option or Award. If the Company establishes a deferred compensation plan, an Optionee or Grantee will be permitted to elect to have the payment of a portion of each Option or Award deferred in accordance with the terms and procedures set forth in such plan, or any equivalent or successor plan, as in effect from time to time (the "Deferred Compensation Plan"). The election to defer the delivery of the proceeds from any eligible Award must be made on or before the election date (as such term is defined in the Deferred Compensation
Plan).

          21.5. POST-TRANSITION PERIOD. Following the Transition Period, any Option, Stock Appreciation Right or Performance Award granted under the Plan which is intended to be Performance-Based Compensation, shall be subject to the approval of the material terms of the Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

                                     FORM OF

                              AMENDED AND RESTATED

                            DIGITALNET HOLDINGS, INC.

                            2003 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, is made as of the ___ day of ______, 2003, by and between DigitalNet Holdings, Inc., a Delaware corporation (the "Company"), and _____________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") has duly adopted and approved the Amended and Restated DigitalNet Holdings, Inc. 2003 Stock Incentive Plan (the "Plan") in order to provide additional incentive to its employees, officers, consultants and directors of the Company and its Subsidiaries;

     WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue this Option;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

          1.1 In consideration of the Optionee's past service with, and agreement to remain in the employ or service of, the Company or its Subsidiaries and for other good and valuable consideration, the Company irrevocably grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate ________ whole Shares, subject to and in accordance with the terms and conditions set forth in this Agreement.

          1.2 The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan. In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control.

     2.   PURCHASE PRICE.

          The purchase price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $_____ per Share.

     3.   DURATION OF OPTION.

          The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Date of Grant (the "Exercise Term"); PROVIDED, HOWEVER, that the Option may be earlier terminated as provided in Section 6 hereof.

     4.   EXERCISABILITY OF OPTION.

          4.1   The Option shall be exercisable as follows:

                (a) The Option will be vested and exercisable with respect to 25% of the aggregate number of Shares covered by the Option (rounded up to the nearest whole number) on the first anniversary of the Grant Date ("Initial Vesting Date").

                (b) Between the Initial Vesting Date and the Final Vesting Date (defined below), the Option will be vested and exercisable as to a number of Shares equal to the aggregate number of whole Shares subject to the Option multiplied by a fraction, the numerator of which is the number of whole months that have elapsed since the Grant Date, and the denominator of which is forty-eight (48) (with the resulting number then rounded up to the nearest whole number and reduced by any previous exercise of the Option).

                (c) The Option will be vested and exercisable as to 100% of the Shares subject to the Option (reduced by any previous exercise of the Option) on the fourth anniversary of the Grant Date (the "Final Vesting Date").

                (d) Notwithstanding anything in this Agreement or the Plan to the contrary, prior to an Initial Public Offering, the Optionee shall be required to, prior to and as a condition of exercise of the Option, execute a joinder agreement to the Company's Amended and Restated Stockholders' Agreement in the form attached hereto as Exhibit A.

     5.   MANNER OF EXERCISE AND PAYMENT.

          5.1 Subject to the terms and conditions of this Agreement and the Plan (including without limitation, any alternative method of exercise and payment), the Option may be exercised by delivery to the Secretary of the Company, at its principal executive office of a written notice signed by the Optionee (or the person or persons then entitled to exercise the Option) complying with the applicable rules established by the Committee. Such notice shall state that the Optionee is electing to exercise the Option in whole or in part and the number of whole Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, the Optionee or such other person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check, or with the consent of the Committee and only to the extent such arrangements or procedures comply with
Section 13(k) of the Exchange Act and other applicable laws, rules and regulations, (i) by Shares that have been held by the Optionee for at least six
(6) months prior to the exercise of the Option, duly endorsed for transfer to the Company, that have a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted or (ii) by Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the cash amount for which such Shares are substituted, or (iii) by a combination of cash and the transfer of Shares.

          5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised and any amounts which under federal, state or local law the Company (or other employer corporation) is required to withhold upon exercise of the Option in accordance with Section 12 hereof, the Company shall, subject to Section 20 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

          5.4 The Optionee shall not be deemed to be the owner of any Shares subject to the Option unless and until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and any amounts which under federal, state or local law the Company (or other employer corporation) is required to withhold upon exercise of the Option, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     6. TERMINATION OF EMPLOYMENT. The following provisions apply to the Option upon a termination of employment of the Optionee:

          6.1 DEATH OR DISABILITY. If the employment of the Optionee is terminated as a result of death or Disability, the Option or portion thereof which the Optionee was entitled to exercise on the date of the Optionee's termination of employment shall continue to be exercisable in whole or in part
(i) by the Optionee or his or her guardian or legal representative at any time within one (1) year after the date of such termination of employment, or (ii) by the Optionee's Beneficiary within one (1) year after the Optionee's death, as the case may be, but in no event after the expiration of the Exercise Term.

          6.2 TERMINATION FOR CAUSE. If the Optionee's termination of employment arises as a result of a termination for Cause, any unexercised portion of the Option (whether or not vested and exercisable) shall terminate and expire concurrently with the Optionee's termination of employment, and no rights hereunder may be exercised by the Optionee.

          6.3 OTHER TERMINATION OF EMPLOYMENT. Upon the Optionee's termination of employment under circumstances other than those described in Sections 6.1 and for any reason other than a termination for Cause, (i) the Option or portion thereof which the Optionee was entitled to exercise on the date of the Optionee's termination of employment shall continue to be exercisable in whole or in part at any time by the Optionee within three (3) months after the Optionee's termination of employment but in no event after the expiration of the Exercise Term and (ii) unless otherwise determined by the Committee, the unvested portion of the Option shall terminate on the date of such termination of employment.

     7.   EFFECT OF CHANGE IN CONTROL.

          Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change in Control, the Option shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide for any or all of the following alternatives (separately or in any combination):

               (i) for the payment in cash upon the surrender to the Company within the time period determined by the Committee for cancellation of the Option or portion of the Option to the extent vested and not yet exercised in an amount equal to the excess, if any, of (1) the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered, over (2) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

               (ii) for the replacement of the Option with other rights or property selected by the Committee in its sole discretion;

               (iii) for the accelerated vesting and immediate exercisability of all or a portion of the Option;

               (iv) for the assumption of the Option by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for the Option of a new option covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

               (v) for adjustments in the terms and conditions of the Option and/or the number and type of Shares or other securities or property subject to the Option.

     8.   NONTRANSFERABILITY.

          The Option granted hereunder shall not be transferable by the Optionee other than by will or the laws of descent and distribution or to a spouse or former spouse pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act (a "Domestic Relations Transfer")). The Option may be exercised during the lifetime of the Optionee only by the Optionee or his or her guardian or legal representative; PROVIDED, HOWEVER, if the Option is transferred to a spouse or a former spouse pursuant to a Domestic Relations Transfer, the Option may be exercised by such spouse or former spouse and PROVIDED, FURTHER, HOWEVER, that, the Committee, in its sole discretion, may provide that this Option may be otherwise transferable and exercisable by a transferee. Following transfer, for purposes of this Agreement, a transferee of an Option shall be deemed to be the Optionee; provided that the Option shall be exercisable by the transferee only to the extent and for such periods that the Option would have been exercisable if held by the Optionee. The terms of the Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     9.   NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

          Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right to continue in the employ or service of the Company or any Subsidiary, nor shall this Agreement or the Plan interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to terminate the Optionee's employment or service at any time, with or without Cause.

     10.  ADJUSTMENTS.

          In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 14 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

     11.  EFFECT OF A MERGER CONSOLIDATION OR LIQUIDATION.

          Subject to Section 7 hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Option shall be treated as provided for in the agreement entered into in connection with the Transaction or, if not so provided in such agreement, the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions and restrictions applicable to the Option prior to such Transaction.

     12.  WITHHOLDING OF TAXES.

          At such times as the Optionee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee shall pay to the Company in cash an amount equal to the federal, state and local income taxes and other amounts, if any, as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee and only to the extent such arrangements or procedures comply with Section 13(k) of the Exchange Act and other applicable laws, rules and regulations, (i) to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the minimum Withholding Taxes required to be withheld or (ii) to deliver Shares that have been held by the Optionee for at least six (6) months, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the day preceding the date of exercise equal to the minimum Withholding Taxes required to be withheld.

     13.  OPTIONEE BOUND BY THE PLAN.

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     14.  MODIFICATION OF AGREEMENT.

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, by the Company PROVIDED, HOWEVER, that any such modification, amendment, suspension, termination or waiver that adversely alters or impairs any rights or obligations under this Option may be made only by a written instrument executed by the parties hereto.

     15.  SEVERABILITY.

          Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

     16.  GOVERNING LAW.

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     17.  SUCCESSORS IN INTEREST.

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     18.  RESOLUTION OF DISPUTES.

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.


                                             DIGITALNET HOLDINGS, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                                --------------------------------
                                                Name of Optionee: [INSERT NAME]

                                     FORM OF

                              AMENDED AND RESTATED

                            DIGITALNET HOLDINGS, INC.

                            2003 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                             NON-EMPLOYEE DIRECTORS


     THIS AGREEMENT is made as of the __ day of ______, 2003, by and between DigitalNet Holdings, Inc., a Delaware corporation (the "Company"), and _____________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") has duly adopted and approved the Amended and Restated DigitalNet Holdings, Inc. 2003 Stock Incentive Plan (the "Plan") in order to provide additional incentive to its employees, officers, consultants and directors of the Company and its Subsidiaries;

     WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Non-Employee Director, and has advised the Company thereof and instructed the undersigned officers to issue this Option;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

          1.1 [In consideration of the Optionee becoming a Director of the Company and agreement to remain in the service of the Company, and for other good and valuable consideration, the Company irrevocably grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate _____ whole Shares, subject to and in accordance with the terms and conditions set forth in this Agreement.]

                                  [or]


         [In consideration of the Optionee's service with, and agreement to remain in the service of, the Company, and for other good and valuable consideration, the Company irrevocably grants to the Optionee the right and Option to purchase all or any part of an aggregate _______ whole Shares on the first business day [after the annual meeting of the stockholders of the Company][of [month]] in the year above stated during which the Plan is in effect, provided that the Optionee is a Director on such date, subject to and in accordance with the terms and conditions set forth in this Agreement.]

          1.2 The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan. In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control.

     2.   PURCHASE PRICE.

          The purchase price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $_____ per Share.

     3.   DURATION OF OPTION.

          The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Date of Grant (the "Exercise Term"); PROVIDED, HOWEVER, that the Option may be earlier terminated as provided in Section 6 hereof.

     4.   EXERCISABILITY OF OPTION.

          4.1   The Option shall be exercisable as follows:

                (a) The Option will be vested and exercisable with respect to 25% of the aggregate number of Shares covered by the Option (rounded up to the nearest whole number) on the Grant Date, with the remainder vesting ratably over the thirty-six (36) months following, PROVIDED, HOWEVER, that the Optionee continues to serve as Director as of such date, PROVIDED, FURTHER, HOWEVER, that if the Optionee dies prior to such date and while a Director, the Option shall become fully vested and exercisable with respect to 100% of the shares that otherwise would have vested on that date.

                (b) If the Optionee ceases to be a Director for any reason, the Optionee shall have no rights with respect to the Option which have not vested pursuant to subsection (a) of this Section 4.1, and the Optionee shall automatically forfeit any portion of the Option which remains unvested.

     5.   MANNER OF EXERCISE AND PAYMENT.

          5.1 Subject to the terms and conditions of this Agreement and the Plan (including without limitation, any alternative method of exercise and payment), the Option may be exercised by delivery to the Secretary of the Company, at its principal executive office of a written notice signed by the Optionee (or the person or persons then entitled to exercise the Option) complying with the applicable rules established by the Committee. Such notice shall state that the Optionee is electing to exercise the Option in whole or in part and the number of whole Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, the Optionee or such other person or persons shall
(i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check, or with the consent of the Committee and only to the extent such arrangements or procedures comply with
Section 13(k) of the Exchange Act and other applicable laws, rules and regulations, (i) by Shares that have been held by the Optionee for at least six
(6) months prior to the exercise of the Option, duly endorsed for transfer to the Company, that have a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted or (ii) by Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the cash amount for which such Shares are substituted, or (iii) by a combination of cash and the transfer of Shares.

          5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised and any amounts which under federal, state or local law the Company (or other employer corporation) is required to withhold upon exercise of the Option in accordance with Section 12 hereof, the Company shall, subject to Section 20 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

          5.4 The Optionee shall not be deemed to be the owner of any Shares subject to the Option unless and until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and any amounts which under federal, state or local law the Company (or other employer corporation) is required to withhold upon exercise of the Option, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     6. TERMINATION OF SERVICE. The following provisions apply to the Option upon a termination of service of the Optionee:

          6.1 TERMINATION OF SERVICE OTHER THAN DEATH. Upon the Optionee's termination of service under circumstances other than death, (i) the Option or portion thereof which the Optionee was entitled to exercise on the date of the Optionee's termination of service shall continue to be exercisable in whole or in part at any time by the Optionee within three (3) months after the Optionee's termination of service but in no event after the expiration of the Exercise Term and (ii) the unvested portion of the Option shall terminate on the date of such termination of service.

          6.2 DEATH. If the service of the Optionee as a Director is terminated as a result of death either while a Director or within three (3) months after termination for any other reason, the Option may be exercised at any time within twelve (12) months after the Optionee's death by the Optionee's Beneficiary, PROVIDED, HOWEVER, that the Option shall only be exercisable to the extent the Option, or portion thereof, was exercisable on the date of death or earlier termination of the Optionee's services as Director.

     7.   EFFECT OF CHANGE IN CONTROL.

          Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change in Control, the Option shall continue; PROVIDED, HOWEVER, that the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may provide for any or all of the following alternatives (separately or in any combination):

               (i) for the payment in cash upon the surrender to the Company within the time period determined by the Committee for cancellation of the Option or portion of the Option to the extent vested and not yet exercised in an amount equal to the excess, if any, of (1) the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered, over (2) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

               (ii) for the replacement of the Option with other rights or property selected by the Committee in its sole discretion;

               (iii) for the accelerated vesting and immediate exercisability of all or a portion of the Option;

               (iv) for the assumption of the Option by the successor or survivor corporation, or a parent or subsidiary thereof, or the substitution by such corporation for the Option of a new option covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

               (v) for adjustments in the terms and conditions of the Option and/or the number and type of Shares or other securities or property subject to the Option.

     8.   NONTRANSFERABILITY.

          The Option granted hereunder shall not be transferable by the Optionee other than by will or the laws of descent and distribution or to a spouse or former spouse pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act (a "Domestic Relations Transfer")). The Option may be exercised during the lifetime of the Optionee only by the Optionee or his or her guardian or legal representative; PROVIDED, HOWEVER, that if the Option is transferred to a spouse or a former spouse pursuant to a Domestic Relations Transfer, the Option may be exercised by such spouse or former spouse and PROVIDED, FURTHER, HOWEVER, that, the Committee, in its sole discretion, may provide that this Option may be otherwise transferable and exercisable by a transferee, subject to the Plan. Following transfer, for purposes of this Agreement, a transferee of an Option shall be deemed to be the Optionee; PROVIDED, HOWEVER, that the Option shall be exercisable by the transferee only to the extent and for such periods that the Option would have been exercisable if held by the Optionee. The terms of the Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     9.   NO RIGHT TO CONTINUED SERVICE.

          Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right to continue in the service of the Company as a Non-Employee Director, nor shall this Agreement or the Plan interfere with or restrict in any way the rights of the stockholders of the Company, which are hereby expressly reserved, to terminate the Optionee's service at any time upon the appropriate vote as set forth in the restated Certificate of Incorporation or restated Bylaws of the Company or as otherwise permitted by law.

     10.  ADJUSTMENTS.

          In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 14 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

     11.  EFFECT OF A MERGER CONSOLIDATION OR LIQUIDATION.

          Subject to Section 7 hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Option shall be treated as provided for in the agreement entered into in connection with the Transaction or, if not so provided in such agreement, the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions and restrictions applicable to the Option prior to such Transaction.

     12.  WITHHOLDING OF TAXES.

          At such times as the Optionee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee shall pay to the Company in cash an amount equal to the federal, state and local income taxes and other amounts, if any, as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee and only to the extent such arrangements or procedures comply with Section 13(k) of the Exchange Act and other applicable laws, rules and regulations, (i) to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair

Market Value, on the date preceding the date of such issuance, equal to the minimum Withholding Taxes required to be withheld or (ii) to deliver Shares that have been held by the Optionee for at least six (6) months, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the day preceding the date of exercise equal to the minimum Withholding Taxes required to be withheld.

     13.  OPTIONEE BOUND BY THE PLAN.

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     14.  MODIFICATION OF AGREEMENT.

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, by the Company PROVIDED, HOWEVER, that any such modification, amendment, suspension, termination or waiver that adversely alters or impairs any rights or obligations under this Option may be made only by a written instrument executed by the parties hereto.

     15.  SEVERABILITY.

          Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

     16.  GOVERNING LAW.

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     17.  SUCCESSORS IN INTEREST.

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     18.  RESOLUTION OF DISPUTES.

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be

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determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

     19.  SHAREHOLDER APPROVAL.

          The effectiveness of this Agreement and of the grant of the Option pursuant hereto is subject to the approval of the Plan by stockholders of the Company in accordance with the terms of the Plan.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.


                                             DIGITALNET HOLDINGS, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                                --------------------------------
                                                Name of Optionee:  [INSERT NAME]


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